UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

OrthoPediatrics Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(IRS Employer Identification No.)

2850 Frontier Drive
Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01. Entry Into a Material Definitive Agreement.

On June 17, 2020, OrthoPediatrics Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co. and Stifel, Nicolaus & Company, Incorporated, acting as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 1,600,000 shares (the “Shares”) of the Company’s common stock, par value $0.00025 per share (the “Common Stock”). The price to the public is $47.00 per Share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $44.18 per Share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 240,000 shares of Common Stock (the “Additional Shares”) on the same terms. The Company estimates that the net proceeds from the Offering will be approximately $70.3 million, or approximately $80.9 million if the Underwriters exercise in full their option to purchase additional shares of Common Stock, in each case after deducting underwriting discounts and commissions and estimated offering expenses.

The Offering is being conducted pursuant to an effective registration statement on Form S-3 (Registration No. 333-237177) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”). The closing of the Offering is expected to occur on or about June 22, 2020, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, as well as customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. In addition, subject to certain exceptions, the Company, its officers and directors, and Squadron Capital LLC, the owner of 30.0% of the Company’s outstanding Common Stock, have agreed not to sell or otherwise dispose of any of the shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock held by them for a period ending 90 days after the date of the Underwriting Agreement without first obtaining the written consent of Piper Sandler & Co. and Stifel, Nicolaus & Company, Incorporated.

The Underwriting Agreement has been filed as an exhibit hereto. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.

A copy of the legal opinion and consent of Dentons Bingham Greenebaum LLP, counsel to the Company, with respect to the legality of the issuance and sale of Shares and the Additional Shares in the Offering is filed as Exhibit 5.1 to this Current Report.

Item 8.01. Other Events.

On June 17, 2020, the Company issued a press release announcing the commencement of the Offering. On June 18, 2020, the Company issued an additional press release announcing that it had priced the Offering. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Cautionary Note on Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including but not limited to statements related to the timing and completion of the Offering and the amount of net proceeds expected from such transaction are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks related to COVID-19, the impact such pandemic may have on the demand for the Company’s products, and the Company’s ability to respond to the related challenges, and the risks detailed from time to time in the Company’s SEC filings, including those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as those discussed in the Preliminary Prospectus Supplement and accompanying prospectus related to the Offering, the documents incorporated by reference herein and therein, any related free writing prospectus, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 17, 2020, by and among OrthoPediatrics Corp. and Piper Sandler & Co. and Stifel, Nicolaus & Company, Incorporated, acting as representatives of the several Underwriters named therein.

5.1	Opinion of Dentons Bingham Greenebaum LLP.

23.1	Consent of Dentons Bingham Greenebaum LLP (contained in Exhibit 5.1).

99.1	Press Release, titled “OrthoPediatrics Corp. Announces Proposed Public Offering of Common Stock,” dated June 17, 2020.

99.2	Press Release, titled “OrthoPediatrics Corp. Announces Pricing of Offering of Common Stock,” dated June 18, 2020.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: June 18, 2020	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary